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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 15, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC5)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                  333-84249                13-3439681
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

    390 Greenwich Street, 4th Floor
    New York, New York                                           10013
    ------------------                                           -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates

                  On December 15, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC5 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $610,195,775.83 as of December 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 15, 1999 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation, and NC Capital Corporation. The Class A Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to the Class A Underwriting Agreement, dated September 15, 1999 between the Depositor and the Underwriter. The Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to the Underwriter, pursuant to the Class M Underwriting Agreement, dated December 13, 1999 between the Depositor and the Underwriter.




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                                       -3-



                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                          Initial Certificate
        Class              Principal Balance        Pass-Through Rate
        -----              -----------------        -----------------

          A                 $475,952,000.00            Variable

         M-1                 $42,714,000.00            Variable

         M-2                 $39,663,000.00            Variable

         M-3                 $27,458,000.00         7.000%per annum

         CE                  $24,408,675.83            Variable

          P                         $100.00               N/A

         R-I                      100%                    N/A

        R-II                      100%                    N/A

        R-III                     100%                    N/A


                  The Class A Certificates, and the Mortgage Loans are more particularly described in the Class A Base Prospectus, dated November 8, 1999, and the Class A Prospectus Supplement, dated September 15, 1999 and the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates, and the Mortgage Loans are more particularly described in the Class M Base Prospectus, dated November 8, 1999, and the Class M Prospectus Supplement, dated December 13, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Class A Prospectus Supplement and the Class M Prospectus Supplement.

Item 5.  Other Events
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Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of



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                                       -4-


Mortgage Loans having an aggregate principal balance of approximately $610,195,775.83 as of December 1, 1999.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits

                  Exhibit No.                              Description
                  -----------                              -----------

                      4.1 Pooling and Servicing Agreement, dated as of December 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank, N.A. as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 1999-NC5 Certificates.

                       99.1 Characteristics of the Mortgage Pool as of December 1, 1999, relating to Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC5





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 15, 1999

                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.



                                             By:     /s/ Matthew R. Bollo
                                                     ---------------------------
                                             Name:   Matthew R. Bollo
                                             Title:  Assistant Vice President





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                                Index to Exhibits
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       Exhibit No.                                  Description
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           4.1              Pooling and Servicing Agreement, dated as of
                            December 1, 1999, by and among Salomon
                            Brothers Mortgage Securities VII, Inc. as
                            Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank, N.A. as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 1999-NC5 Certificates.

           99.1 Characteristics of the Mortgage Pool as of December 1, 1999, relating to Salomon Brothers Mortgage Securities VII, Inc., Floating Rate Mortgage Pass-Through Certificates, Series 1999-NC5